                                                                    Exhibit 20.1

                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 11/30/00
                                                    DETERMINATION DATE: 12/12/00
                                                     DISTRIBUTION DATE: 12/15/00
                                                                               A

===================================================================================================================================
                                     Original       Beginning                                Current                     Ending
                     Certificate    Certificate    Certificate                               Realized     Total        Certificate
  Class      Cusip       Rate         Balance        Balance        Interest     Principal     Loss    Distribution      Balance
-----------------------------------------------------------------------------------------------------------------------------------
 AF-1       60935BEL9  6.89000%   401,250,000.00  242,201,000.00  1,390,637.41  5,012,000.00   0.00    6,402,637.41  237,189,000.00
Factors per Thousand                                                3.46576301   12.49096573            15.95672874   591.12523364
-----------------------------------------------------------------------------------------------------------------------------------
 AF-2       60935BEM7  6.72000%   133,750,000.00   80,728,000.00    452,076.80  1,671,000.00   0.00    2,123,076.80   79,057,000.00
Factors per Thousand                                                3.38001346   12.49345794            15.87347140   591.08037383
-----------------------------------------------------------------------------------------------------------------------------------
POOL I                            535,000,000.00  322,929,000.00  1,842,714.21  6,683,000.00   0.00    8,525,714.21  316,246,000.00
Totals                                                              3.44432562   12.49158879            15.93591441   591.11401869
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 A-V       60935BEN5   6.88000%   360,000,000.00  171,057,629.78    980,730.41  6,294,938.89   0.00    7,275,669.30  164,762,690.89
Factors per Thousand                                                2.72425114   17.48594136            20.21019250   457.67414136
-----------------------------------------------------------------------------------------------------------------------------------
POOL II                           360,000,000.00  171,057,629.78    980,730.41  6,294,938.89   0.00    7,275,669.30  164,762,690.89
Totals                                                              2.72425114   17.48594136            20.21019250   457.67414136
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   Totals                         895,000,000.00  493,986,629.78  2,823,444.62 12,977,938.89   0.00   15,801,383.51  481,008,690.89
===================================================================================================================================

THE BANK OF NEW YORK                                                KARON GREENE
101 Barclay Street                                           PHONE: 212-815-8363
New York, New York  10286                                      FAX: 212-815-5309

                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                    DETERMINATION DATE: 12/12/00
                                                     DISTRIBUTION DATE: 12/15/00
                                                                               A

===================================================================================================================================
               CERTIFICATE INFORMATION                                        OTHER TRUST INFORMATION

                             POOL I

           Interest     Carry Forward    Monthly Advance
         Requirement        Amount       for Bankruptcy    Libor                                                   6.620%

 AF-1    1,390,637.41        0.00            0.00          Aggregate Spread Account Beginning Balance       44,276,912.34
 AF-2      452,076.80        0.00            0.00             Interest Earnings                                230,952.07
                                                              Adjustments                                         (168.03)
                                                              Deposits to Spread Account                       185,691.36
                                                              Withdrawals from Spread Account               (1,104,562.17)
                          POOL II                          Aggregate Ending Spread Account Balance          43,588,825.57
                                                           Aggregate Interest Earnings                       3,682,723.85
 AV        980,730.41        0.00            0.00          Aggregate Ending Spread Account Balance less     39,906,101.72
                                                           Aggregate Specified Spread Account Requirement   39,906,101.72

               ROUNDING ACCOUNT ACTIVITY

                                 POOL I         POOL II

 Prior Withdraw                   843.03           0.00
 Current Withdrawl              1,529.68           0.00
                              ----------       --------

 Net Withdraw/(Deposit)          (686.65)          0.00
                              ==========       ========
===================================================================================================================================

THE BANK OF NEW YORK
101 Barclay Street
New York, New York  10286

                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 11/30/00
                                                    DETERMINATION DATE: 12/12/00
                                                     DISTRIBUTION DATE: 12/15/00
                                                                               A

===================================================================================================================================
                                                        POOL I

        SCHEDULE OF REMITTANCE                                                   COLLATERAL INFORMATION
   Aggregate Amount Received             9,040,996.15    Adjusted Mortgage Interest Rate                                     9.771%
                                                         Aggregate Beginning Principal Balance of Loans              322,950,080.70
   Monthly Advance                         139,592.72    Aggregate Ending Principal Balance of Loans                 316,268,610.40
   (Unreimbursed Monthly Advance)                0.00    Compensating Interest                                               161.25
   (Servicer Fee)                          (63,594.45)   Curtailments                                                    702,832.02
   (Contingency Fee)                       (63,594.45)   Excess and Monthly Payments                                     542,137.27
   (Late Charges)                          (87,723.40)   Interest Received                                             2,649,781.35
   (Escrow)                               (157,724.57)   Monthly Excess Spread Percentage                                      100%
   (Excess Spread)                        (786,841.50)   Payments And Reimbursements to the Servicers Pursuant to:
                                       --------------      Section 4.01(f)                                               127,188.90
                                        (1,019,885.65)   Principal Prepayments (Number/Amount)                  113    4,858,734.35
                                                         Realized Losses (Current/Cumulative)            577,766.68   10,026,614.31
   AVAILABLE REMITTANCE AMOUNT           8,021,110.50    Certificate Remittance Amount from Pool I                     1,354,857.15
                                       ==============    WAC                                                                10.392%
                                                         WAM                                                                 264.23

   FEES                                                                          SPREAD ACCOUNT INFORMATION
   Contingency Fee                          63,594.45
   Expense Account                           3,027.46    Spread Account Beginning Balance                             27,369,764.94
   Insurance Fee                            29,602.00       Interest Earnings                                            142,937.26
   Servicer Fee                             63,594.45       Adjustments                                                     (103.99)
                                                            Deposits to Spread Account                                         0.00
                                                            Withdrawals from Spread Account for Insured Payment                0.00
   PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE             Total Withdrawals from Spread Account                     (1,104,562.17)
                  INTEREST RATES                         Ending Spread Account Balance                                26,408,036.04
     8/31/00        9/30/00      10/31/00                Aggregate Interest Earnings                                   2,331,716.74
     -------        -------      --------                Ending Spread Account Balance less Interest Earnings         24,076,319.30
     10.418%        10.411%       10.403%                Specified Spread Account Requirement                         20,062,500.00

===================================================================================================================================

THE BANK OF NEW YORK                                                KARON GREENE
101 Barclay Street                                           PHONE: 212-815-8363
New York, New York  10286                                      FAX: 212-815-5309

                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 11/30/00
                                                    DETERMINATION DATE: 12/12/00
                                                     DISTRIBUTION DATE: 12/15/00
                                                                               A

===================================================================================================================================
                                                       POOL II

                  SCHEDULE OF REMITTANCE                                              COLLATERAL INFORMATION
Aggregate Amount Received                    7,664,734.94   Adjusted Mortgage Interest Rate                                 10.373%
                                                            Aggregate Beginning Principal Balance of Loans           171,065,532.10
Monthly Advance                                106,926.39   Aggregate Ending Principal Balance of Loans              164,770,593.20
(Unreimbursed Monthly Advance)                       0.00   Compensating Interest                                            315.66
(Servicer Fee)                                 (32,991.17)  Curtailments                                                 184,506.31
(Contingency Fee)                              (32,991.16)  Excess and Monthly Payment                                    78,569.24
(Late Charges)                                (103,614.42)  Interest Received                                          1,455,594.24
(Escrow)                                      (122,921.33)  Monthly Excess Spread Percentage                                   100%
(Excess Spread)                               (498,025.30)  Payments And Reimbursements to the Servicers Pursuant to:
                                             ------------      Section 4.01(f)                                            65,982.33
                                              (683,617.00)  Principal Prepayments (Number/Amount)                 73   5,718,520.51
                                                            Realized Losses (Current/Cumulative)          313,342.83   5,797,690.40
AVAILABLE REMITTANCE AMOUNT                  6,981,117.94   Certificate Remittance Amount from Pool II                         0.00
                                             ============   WAC                                                             10.998%
                                                            WAM                                                              331.78

FEES                                                                                 SPREAD ACCOUNT INFORMATION
Contingency Fee                                 32,991.16
Expense Account                                  2,102.58   Spread Account Beginning Balance                          16,907,147.40
Insurance Fee                                   15,680.00      Interest Earnings                                          88,014.81
Servicer Fee                                    32,991.17      Adjustments                                                   (64.04)
                                                               Deposits to Spread Account                                185,691.36
                                                               Withdrawals from Spread Account                                 0.00
PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE                Ending Spread Account Balance                             17,180,789.53
              INTEREST RATES                                Aggregate Interest Earnings                                1,351,007.11
   8/31/00          9/30/00        10/31/00                 Ending Spread Account Balance less Interest Earnings      15,829,782.42
   -------          -------        --------                 Specified Spread Account Requirement                      19,843,601.72
   10.502%          10.813%         10.956%

-==================================================================================================================================

THE BANK OF NEW YORK                                                KARON GREENE
101 Barclay Street                                           PHONE: 212-815-8363
New York, New York  10286                                      FAX: 212-815-5309

                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 11/30/00
                                                    DETERMINATION DATE: 12/12/00
                                                     DISTRIBUTION DATE: 12/15/00
                                                                               A

==========================================================================================================================
                                            EXHIBIT L

                                                 -------------------------------------------------------------------------
         POOL I                                     DELINQUENT INFOR.        # LOANS           AMOUNT         PERCENTAGE
                                                 -------------------------------------------------------------------------

                                                 Delinquent 1-29 Days          633          29,046,426.20        9.18%
--------------------------------------------     Delinquent 30-59 Days         141           6,945,897.03        2.20%
   Outstanding Balance       316,268,610.40      Delinquent 60-89 Days          60           2,764,217.64        0.87%
--------------------------------------------     Delinquent 90 and over         97           6,062,093.26        1.92%
       # Accounts                     6,246      Loans in Foreclosure          183          12,628,253.24        3.99%
--------------------------------------------     REO Property                   67           3,999,257.96        1.26%
                                                                          ------------------------------------------------
                                                 TOTALS                      1,181          61,446,145.33       19.43%
                                                 -------------------------------------------------------------------------

                                                 -------------------------------------------------------------------------
         POOL II                                    DELINQUENT INFOR.        # LOANS           AMOUNT         PERCENTAGE
                                                 -------------------------------------------------------------------------
                                                 Delinquent 1-29 Days          189          13,969,148.35        8.48%
--------------------------------------------     Delinquent 30-59 Days          64           5,441,661.32        3.30%
   Outstanding Balance       164,770,593.20      Delinquent 60-89 Days          19           1,164,434.75        0.71%
--------------------------------------------     Delinquent 90 and over         65           5,807,691.27        3.52%
       # Accounts                     2,135      Loans in Foreclosure          165          13,993,540.98        8.49%
--------------------------------------------     REO Property                   44           3,469,066.25        2.11%
                                                                          ------------------------------------------------
                                                 TOTALS                        546          43,845,542.92       26.61%
==========================================================================================================================


THE BANK OF NEW YORK                                                KARON GREENE
101 Barclay Street                                           PHONE: 212-815-8363
New York, New York  10286                                      FAX: 212-815-5309